KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391 Independent Accountants’ Report on Applying Agreed-Upon Procedures Triton Container International Limited (the “Company”) BofA Securities, Inc. Wells Fargo Securities, LLC PNC Capital Markets LLC Mizuho Securities USA LLC (together, the “Specified Parties”) Re: TIF Funding II LLC, Series 2021-1 - Data File Procedures We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “Triton Unit Level Tape 20210107.xlsx” (the “Data File”), provided to us on January 7, 2021, containing certain information related to 160,922 containers (the “Containers”) as of November 30, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of TIF Funding II LLC, Series 2021-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose. Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings: ● The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold. ● The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold. ● The term “materiality threshold” means that Manufacture Date was within 31 days, and differences related to Box Price, Factory Price, and Net Book Value were within 3.0%. ● The term “Sources” means the following information provided by the Company: Invoices, Credit Notes, Purchase Orders, Certificates of Final Inspection, Acceptance Certificates, screenshots from the Company’s fleet management system, a schedule listing the depreciation life and residual value by Equipment Type (the “Depreciation Schedule”), and Lease Agreements (Lease Contracts, Lease Addendums, and/or Lease Agreement Amendments). We were instructed by the Company to perform the following agreed-upon procedures on the Containers in the Data File. A. The Company instructed us to select a random sample of 40 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers we were instructed to randomly select from the Data File. KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee. Exhibit 99.1

2 B. For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed. Attributes Sources / Company’s Instructions Birthmark Invoice, Purchase Order Box Price (or for Sample Containers stated as Factory Units in the Data File, Factory Price) Invoice, Purchase Order For Sample Containers #15 and #40, which were refrigerated containers, recompute the Box Price as the sum of the container unit price and machinery unit price (stated in the respective Invoices), less the rebates (stated in the respective Credit Notes). Net Book Value (“NBV”) Recompute the NBV using the straight-line depreciation method based on the OEC and Manufacture Date (stated in the Data File) and the Depreciation Schedule. Manufacture Date Recompute as the 1st day of the calendar month of the date of the Certificate of Final Inspection or Acceptance Certificate. The Company instructed us not to perform this procedure for Sample Containers #36 through #40, for which the Manufacture Date stated in the Data File was 0. The Company informed us that these were new Containers and that the Acceptance Certificate had not yet been issued as of the Cutoff Date. Age In Years Recompute as the number of days from and including the Manufacture Date stated in the Data File to and including the Cutoff Date divided by 365. For Sample Containers #36 through #40, the Company instructed us to consider the information to be in agreement if the Age in Years stated in the Data File was 0.00. Equipment Type Invoice, Purchase Order, using instructions provided by the Company regarding acceptable abbreviations of Equipment Types listed in Exhibit B Lessee’s Name Lease Agreement Contract Type Lease Agreement The Company instructed us to consider the Contract Type to be: - “LTL” (long-term lease) if the Lease Agreement did not include a bargain purchase option and required an on-hire term of greater than one year. - “SVC” (service lease) if the Lease Agreement required an on- hire term of less than one year.

3 Attributes Sources / Company’s Instructions Rental Rate and DPP Daily Rate Lease Agreement The Company instructed us to compare the sum of the Rental Rate and DPP Daily Rate stated in the Data File to the lease rate stated in Lease Agreement. For Sample Containers #2 and #3, the Company instructed us to compare Rental Rate stated in the Data File, rounded to the nearest cent, to the lease rate stated in Lease Agreement. There was no DPP Daily Rate for Sample Containers #2 and #3. Contract Expiration Date Lease Agreement For Sample Containers with Contract Type “LTL,” and the Lease Agreement required an on-hire term starting from each Container’s delivery date or the end of the supply period or build-up period, recompute the Contract Expiration Date by adding such on-hire term to the last day of the supply period or build-up period stated in the Lease Agreement. For Sample Containers #16 and #17, the Lease Agreement stated the Contract Expiration Date to be 14 years after the last day of the build-up period but allowed the containers to be returned earlier subject to additional transaction fee applicable to each year of the early return. The Contract Expiration Date stated in the Data File was 8 years after the last day of the build-up period stated in the Lease Agreement. The Company informed us that they assessed the likelihoold of the early return based on the level of the applicable additional transaction fee and determined that year 8 would be the earliest time an early return would be likely. This was not considered to be an exception. For Sample Containers with Contract Type “SVC,” recompute the Contract Expiration Date by adding the minimum on-hire term stated in the Lease Agreement to the first day of the build-up period stated in the Lease Agreement. C. For each Sample Container, we observed a “Gate Out” status in the Company’s fleet management system, or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement. There were no conclusions that resulted from the procedures. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties. The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the

4 Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation. The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO). The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur. This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation. /s/ KPMG LLP Irvine, California January 14, 2020

Exhibit A

The Sample Containers

Sample Container Number	Birthmark	Sample Container Number	Birthmark
1	TRHU4495036	21	TRHU4142661
2	TRHU4470547	22	TRHU4085643
3	TRHU4472540	23	TRHU4054447
4	TLLU2685883	24	TRHU4430879
5	TLLU3170840	25	TLLU5724073
6	TCKU7658801	26	TLLU5713248
7	TCKU7664506	27	TLLU5701139
8	TRHU4232889	28	TLLU5692248
9	TCKU7785792	29	TLLU5686672
10	TCKU7788240	30	TLLU5670819
11	TCKU7891325	31	TLLU1207750
12	TLLU2311918	32	TCKU7529614
13	TCKU6782166	33	TCKU7771417
14	TCKU6723604	34	TCKU7871123
15	TLLU1174087	35	TLLU3022062
16	TCKU6177592	36	TRHU499173
17	TCKU6179722	37	TRHU494630
18	TRHU4388969	38	TRHU486465
19	TRHU4333354	39	TRHU465868
20	TRHU4151621	40	TTNU876508

A-1

Exhibit B B-1 Acceptable Equipment Type Abbreviations provided by the Company Equipment Type Acceptable Description 20DC 20'X8'X8'6" ISO 1CC Dry Van Container 20' x 8' x 8'6'' Steel Dry Containers 20’ GP 40HC 40’ x 8’ x 9’6” ISO 1AAA Dry Van Container 40’ x 8’ x 9’6” Dry Container 40’ x 8’ x 9’6” Steel Dry Cargo Containers 40' x 8' x 9'6 Dry Cargo Containers 40’x 9’6” dry cargo ("HC") containers 40HR 40'HC SCI/CA ready 40' x 8' x 9'6 Refrigerated Containers 40’ x 8’ x 9’6” Reefer Container